Supplement dated August 14, 2009
to the
Prospectus dated November 1, 2008
VAN KAMPEN TAX FREE MONEY FUND,
as previously supplemented on April 17, 2009, January 27,
2009, November 21, 2008 and November 1, 2008

The Prospectus is hereby supplemented as follows:

Effective September 14, 2009, the first sentence of the fourth paragraph of the section entitled “Purchase of Shares — How to Buy Shares” is hereby deleted in its entirety and replaced with the following:

Except as described below, the minimum initial investment amount when establishing a new account with the Fund is $1,000 for each class of shares for regular accounts and retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TFMMSPT5 8/09